                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant        /x/

Filed by a Party other than the Registrant         / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/x/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                          The France Growth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

                          THE FRANCE GROWTH FUND, INC.
                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 8, 1998
                            ------------------------

THIS IS THE FORMAL AGENDA FOR THE ANNUAL MEETING OF STOCKHOLDERS OF THE FRANCE GROWTH FUND, INC. (THE 'FUND'). IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To our Stockholders:

     The Annual Meeting of the Fund's stockholders will be held at 9:00 a.m., New York City time, on Wednesday, April 8, 1998, at the offices of Credit Agricole Indosuez, 7th Floor Board Room, 1211 Avenue of the Americas, New York, New York 10036, for the following purposes:

     1. To elect four (4) Directors in Class I to serve for a term expiring on the date of the annual meeting of stockholders in 2001.

     2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998.

     3. To consider and act upon any other business that may properly come before the meeting or any related adjourned meeting.

     Stockholders of record of the Fund's common stock at the close of business on February 10, 1998 are entitled to vote at this meeting and any related adjourned meeting.

                                          Steven M. Cancro
                                          Secretary

Dated: February 26, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW AND HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                          THE FRANCE GROWTH FUND, INC.
                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 8, 1998
                            ------------------------
                                PROXY STATEMENT
                            ------------------------


     This proxy statement is being used by the Board of Directors of The France Growth Fund, Inc. (the 'Fund') to solicit proxies to be voted at the Annual Meeting of the Fund's stockholders. This Meeting will be held at 9:00 a.m., New York City time, on Wednesday, April 8, 1998, at the offices of Credit Agricole Indosuez, 7th Floor Board Room, 1211 Avenue of the Americas, New York, New York 10036. The purposes of the Meeting are to elect four (4) Directors and to ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998. This proxy statement, form of proxy and the Fund's Annual Report for the fiscal year ended December 31, 1997 are being mailed to stockholders on or about February 26, 1998.

WHO IS ELIGIBLE TO VOTE

     Shareholders of record on February 10, 1998 are entitled to attend and vote at the Meeting or any related adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted FOR the election of the nominees for Director named in this proxy statement and FOR ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

VOTING RIGHTS AND REQUIRED VOTE

     A plurality of all votes cast at the Meeting, with a quorum present, is sufficient to elect a Director. The affirmative vote of a majority of the shares cast at the Meeting, with a quorum present, is required for the ratification of the selection of Price Waterhouse LLP as independent accountants. Abstentions and broker non-votes will not be considered votes cast for the foregoing purposes but are considered as present for the purpose of determining whether a quorum has been achieved at the Meeting.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Fund's Articles of Incorporation provide that the Board of Directors shall be divided as equally as possible into three classes of Directors (Class I, Class II and Class III) serving staggered three-year terms. The term of office for Directors in Class I expires at the Meeting, Class II at the 1999 annual meeting and Class III at the 2000 annual meeting. Four (4) Class I nominees are named in this proxy statement for election to a term expiring on the date of the annual meeting of stockholders in 2001 or until their successors are elected and qualified.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of all of the nominees listed below. Each nominee has indicated he will serve as a Director if elected, and the Board of Directors of the Fund knows of no reason why any of these nominees would be unable to serve. However, if any nominee should be unable to serve, the proxies received will be voted for any other person designated to replace the nominee by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The following table shows certain information about the Directors. Each Director, including each nominee, has served as a Director of the Fund since 1990, except for Mr. Michel Somnolet who became a Director in April 1991, Mr. Jean A. Arvis who became a Director in February 1993 and Mr. Walter J.P. Curley who became a Director in March 1993.

     The following have been nominated for re-election at the Meeting:

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 10,
NAME                  AGE                    DIRECTORSHIPS                           1998(1)
--------------------  ---  --------------------------------------------------  --------------------

Jean A. Arvis         62   Chairman of the Fund (since February 1993); Presi-        5,758
 Class I (2)(3)             dent, French Federation of Insurance Companies
                            (insurance) (since March 1997); Consultant, Amer-
                            ican International Group, Inc. (insurance) (since
                            January 1993); Senior Adviser, Compagnie de Suez
                            (until December 1995); nonemployee Director of
                            Comptoir Lyon Alemand Louyot, Groupe La
                            Laurentienne (Canada), and Director, Leicum Fund
                            (investment company), AXA Equity and Law (U.K.)
                            (insurance), Societe Francaise de Factoring,
                            Fonciere Lyonnaise, AIG Banque, Parabole Sofrace
                            (Liban) and New London PLC.

Pierre H.R.           55   President and Chief Investment Officer, Oppen-            -0-
 Daviron                    heimer Capital International (asset management)
 Class I                    (since August 1993); and Chairman of the Board of
                            the Fund (May 1990-February 1993).

Jacques               48   Associate Professor, Universite Paris II (since           -0-
 Regniez                    June 1997); Researcher, French State Planning
 Class I                    Agency; economic adviser to Prime Minister of
                            France; Administrator, Institut National de la
                            Statistique et des Etudes Economiques (economics
                            institute); Chairman and Director, Techniques de
                            Gestions Financieres S.A. (investment and
                            finance); and President, FICAC 40 (investment
                            company).



                                       2


                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 10,
NAME                  AGE                    DIRECTORSHIPS                           1998(1)
--------------------  ---  --------------------------------------------------  --------------------

*John W.              60   Managing Partner, Spurdle & Company (private fi-          -0-
 Spurdle, Jr. (2)           nance); Chairman, Investment Management Partners
 Class I                    Inc. (holding company); President, Asset
                            Management Investment Co. (since August 1997);
                            and Managing Director, Bluestone Capital Part-
                            ners (investment banking) (since January 1998).

     The following are Directors whose terms continue:



Thomas C.             54    President and Chief Executive Officer, Zephyr Man-       1,333
 Barry                      agement, Inc. (since December 1993); President
 Class III                  and Chief Executive Officer, Rockefeller & Co.,
                            Inc. (registered investment adviser) (March 1983-
                            December 1993); and Director, Pacific Basin Bulk
                            Shipping Limited.

**John A. Bult        60    Chairman, PaineWebber International, Inc.; Direc-        -0-
 Class III                  tor, PaineWebber Group Inc.; and Director, The
                            Germany Fund, Inc., The New Germany Fund, Inc.,
                            The Central European Equity Fund, Inc. and The
                            Greater China Fund, Inc. (investment companies).

Walter J.P.           75    Venture Capital Investor; United States Ambassa-         1,368
 Curley                     dor to Ireland (1975-77) and to France (1989-93);
 Class III                  Director, American Exploration Co. (oil and gas
                            exploration), Sotheby's Holdings, Inc., Banque
                            Paribas (International Advisory Board); Board of
                            Trustees, The Frick Collection, and Chairman of
                            the French American Foundation.

------------------
  * Denotes an 'interested person,' as defined in the Investment Company Act of 1940, as amended (the '1940 Act'). Mr. Spurdle is an 'interested person' by means of his affiliation with Bluestone Capital Partners, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the '1934 Act'). Since Bluestone Capital Partners does not and will not execute any portfolio transactions on behalf of the Fund, it is expected that the Board of Directors will determine, pursuant to a rule under the 1940 Act, at its next regularly scheduled meeting that Mr. Spurdle is not an 'interested person' of the Fund.
 ** Denotes an 'interested person,' as defined in the 1940 Act. Mr. Bult is an 'interested person' by reason of his affiliation with PaineWebber Incorporated. PaineWebber Incorporated and its affiliate, PaineWebber International (U.K.) Ltd., were among the principal underwriters of the initial offering of the Fund's Common Stock in 1990. PaineWebber Incorporated was the dealer-manager of the Fund's rights offering in 1994. PaineWebber Incorporated, a broker-dealer registered under the 1934 Act, is the parent company of the Fund's Administrator.

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 10,
NAME                  AGE                    DIRECTORSHIPS                           1998(1)
--------------------  ---  --------------------------------------------------  --------------------
Marc de F. de         71   International business consultant; Consultant,            -0-
 Logeres (2)(3)             Brenner Securities Corporation (securities)
 Class II                   (September 1991-December 1994); Chairman of the
                            Board of Directors, Michelin Tyre plc (U.K.)
                            (subsidiary of Michelin in France); Co-Chairman
                            and Director, Ecotyre Technologies, Inc. (tires);
                            Director, Michelin Finance Corporation, Michelin
                            Aircraft Tire Corporation and Tire Kingdom, Inc.;
                            Director and officer of other affiliates of the
                            Michelin group of companies; and Director, Nova
                            Scotia Power Inc. (Nova Scotia, Canada) and Cobra
                            Industries (recreation vehicles).

Michel                63   President and Chief Executive Officer, Francosteel        123
 Longchampt (2)(3)          Corporation (steel distributor); Vice Chairman,
 Class II                   Edgcomb Metals (steel processor) (since 1994);
                            and Director, J&L Specialty Products (stainless
                            steel producer).

Michel A.             63   President, Arfin (consulting) (since June 1995);         4,643
 Rapaccioli (2)             Vice President and Chief Financial Officer,
 Class II                   Texasgulf Inc. (fertilizers) (until May 1995);
                            Senior Vice President and Chief Financial
                            Officer, Elf Aquitaine, Inc. (holding company)
                            (until 1994); Chairman and Director, Elf Trading,

                            Inc. (oil) (until 1994); Chairman and Chief
                            Executive Officer, Elf Technologies, Inc. (until
                            1994) and Director and officer of other
                            affiliates of the Elf group of companies (until
                            1994).

***Bernard Simon-     59   Executive Vice President, Credit Agricole Indosuez        -0-
 Barboux                    (banking, asset management and finance); Managing
 Class III                  Director, Indocam Asset Management (finance);
                            Chairman, Indosuez Caisse de Retraites and
                            Himalayan Fund (investment company); Director,
                            Indosuez Investment Management Services
                            (finance), Cheuvreux de Virieu (securities
                            brokerage), Indosuez North America Asset
                            Management (finance), Korea Europe Fund, Rome
                            Stockholm (real estate), SEGESFI (finance); Suez
                            Finance Counseil for Compagnie de Suez; and
                            Director, Union Financiere de France (finance).

------------------
*** Denotes an 'interested person' as defined in the 1940 Act. Mr. Simon-Barboux is an 'interested person' by reason of his affiliations with Credit Agricole Indosuez, the indirect parent company of the Fund's Investment Adviser.

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 10,
NAME                  AGE                    DIRECTORSHIPS                           1998(1)
--------------------  ---  --------------------------------------------------  --------------------
Michel                58   Director, Executive Vice President and Chief              -0-
 Somnolet (3)               Operating Officer, Cosmair, Inc.
 Class II                   (cosmetics/fragrance, subsidiary of L'Oreal); and
                            Vice-Chairman and director, Geral Inc. (finance,
                            subsidiary of L'Oreal).

------------------
(1) As of February 10, 1998, the nominees and Directors listed above who owned shares of the Common Stock owned individually less than 1% of the Fund's outstanding shares, and the Directors and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.
(2) Member of the Audit Committee.
(3) Member of the Nominating Committee.


     The Board of Directors presently has an Audit Committee and a Nominating Committee. The Audit Committee is currently composed of Messrs. Arvis, de Logeres, Longchampt, Rapaccioli and Spurdle (Chairman), none of whom (other than Mr. Spurdle) is an 'interested person' (as defined in the 1940 Act) of the Fund or of the Investment Adviser. The Audit Committee makes recommendations to the Board with respect to the selection of independent accountants and reviews with the independent accountants the scope and results of the audit engagement. The Audit Committee also considers the range of audit and non-audit fees, reviews and approves non-audit services provided by the independent accountants and reviews the annual financial statements of the Fund. The Audit Committee held three (3) meetings during the Fund's fiscal year ended December 31, 1997.

     The Nominating Committee is composed of Messrs. Arvis, de Logeres (Chairman), Longchampt and Somnolet, none of whom is an 'interested person' (as defined in the 1940 Act) of the Fund or the Investment Adviser. The Nominating Committee exercises all of the powers of the Board of Directors regarding nominations for Directors who would not be 'interested persons' (as defined in the 1940 Act). The Board of Directors has also typically delegated to the Nominating Committee the initial consideration of all candidates for selection as a Director of the Fund. Each of the Director nominees, including each nominee who would not be an 'interested person,' was nominated by the Nominating Committee, and the members of the Board of Directors of the Fund who are not 'interested persons' nominated the nominees to stand for election by the stockholders. The Nominating Committee will not consider prospective nominees suggested by stockholders. The Nominating Committee held one (1) meeting during the Fund's fiscal year ended December 31, 1997.

     At the present time, the Board of Directors has no compensation committee or other committee performing similar functions.

     During the Fund's fiscal year ended December 31, 1997, the Board of Directors met four (4) times, and each Director attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board of Directors on which such Director served.

     Two of the Fund's Directors, Messrs. Rapaccioli and Simon-Barboux, and two of the Fund's nominees, Messrs. Arvis and Regniez, are residents of France, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors under the federal securities laws of the United States.

INFORMATION REGARDING OFFICERS

     The executive officers of the Fund are as follows:


                                      POSITION                         PRINCIPAL OCCUPATION
NAME                  AGE            WITH FUND                        DURING PAST FIVE YEARS
--------------------  ---  ------------------------------  ---------------------------------------------
Jean A. Arvis.......   62  Chairman (since March 1993)     Previously Indicated.

Bernard L.             45  President (since June           President, Credit Agricole Indosuez (U.S.)
 Chauvel............        1997)                           (since April 1997); President, Credit
                                                            Agricole (U.S.) (banking, asset management
                                                            and finance) (January 1991 to May 1997).

Steven M. Cancro....   43  Vice President (since June      First Vice President and General Counsel,
                            1992) and Secretary (since      Credit Agricole Indosuez (New York).
                            1991)

Frederick J.           38  Vice President (since June      Vice President, Indocam International
 Schmidt............        1992) and Treasurer (since      Investment Services (since July 1997); Vice
                            1990)                           President, Credit Agricole Indosuez (New
                                                            York).

     The persons listed above as officers of the Fund, other than Mr. Arvis, are also employees of Credit Agricole Indosuez. The officers of the Fund were elected by the Board of Directors at a meeting of the Board of Directors in June 1997. Mr. Arvis and Mr. Cancro have indicated beneficial ownership of 5,758 and 4,000 shares of the Fund, respectively, which represents less than 1% of the shares of the Fund outstanding.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Investment Adviser pays the compensation and certain expenses of its personnel, if any, who serve as Directors and officers of the Fund.

     The Fund pays each of its Directors who is not an 'interested person' (as defined in the 1940 Act) of the Fund (except by reason of being a Director) or of the Investment Adviser, the Fund's Administrator or any principal underwriter of the Fund, an annual fee of $7,500, plus an attendance fee of $700 for each meeting of the Board of Directors or of the Audit Committee attended. In addition, the Fund reimburses all Directors for certain out-of-pocket travel expenses in connection with their attendance at meetings of the Board of Directors or any committees thereof. The Fund pays an additional fee of $5,000 per year to Mr. Arvis for providing certain consulting services to the Fund and has paid an additional fee of $7,500 to Mr. de Logeres for providing other consulting services to the Fund.

     The following table provides information regarding the fees paid by the Fund to the non-interested Directors for their services for the Fund's fiscal year ended December 31, 1997.


                                                   PENSION OR     TOTAL
                                                   RETIREMENT  COMPENSATION
                                      AGGREGATE     BENEFITS     FROM THE
DIRECTOR                             COMPENSATION   ACCRUED        FUND
-----------------------------------  ------------  ----------  ------------
Jean A. Arvis......................  $   14,900    $    0     $14,900
Thomas C. Barry....................       9,600         0       9,600
Walter J.P. Curley.................       9,600         0       9,600
Pierre H.R. Daviron................      11,000         0      11,000
Marc de F. de Logeres..............      21,150         0      21,150
Michel Longchampt..................      11,700         0      11,700
Michel A. Rapaccioli...............      12,400         0      12,400
Jacques Regniez....................      10,300         0      10,300
Michel Somnolet....................       9,600         0       9,600
John W. Spurdle, Jr................      12,400         0      12,400

OWNERSHIP OF COMMON STOCK

     As of February 10, 1998, to the knowledge of the management of the Fund, there were no persons known to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. As of such date, the only persons known to the Fund to have record or beneficial ownership of more than 5% of the outstanding Common Stock are the following*:


       NAME AND ADDRESS                                             AMOUNT OF        PERCENT
         OF BENEFICIAL/                                            BENEFICIAL/         OF
         RECORD OWNER                                            RECORD OWNERSHIP     CLASS
   -----------------------                                     --------------------  -------
       (Record Owner)
Cede & Co., as nominee for                                        15,178,471 shares   98.9%
  The Depository Trust Company
P.O. Box 20
Bowling Green Station
New York, NY 10004
       (Beneficial Owners)
       Brown Brothers Harriman & Co.                               2,284,359 shares   14.9%
       63 Wall Street
       New York, NY 10005

       Chase Manhattan Bank                                          832,859 shares   5.4%
       4 New York Plaza
       New York, NY 10004

       Morgan Stanley & Co., Inc.                                    817,575 shares   5.3%
       1 Pierrepont Plaza
       Brooklyn, NY 11201

       SSB--Custodian                                              1,936,133 shares   12.6%
       Global Corporate Action Dept.
       JAB5W
       P.O. Box 1631

       Boston, MA 01201-1631

 ------------------
  * The Fund is also aware of two other entities which recently reported beneficial ownership of more than 5% of the outstanding Common Stock as of dates other than February 10, 1998: President and Fellows of Harvard College, Care of Harvard Management Co., Inc., 600 Atlantic Ave., Boston, MA 02110--1,787,500 shares (11.7%) as of February 13, 1998; and Deep Discount Advisors, Inc.,
    One West Pack Square, Asheville, N.C. 28801--876,613 shares (5.7%) as of December 29, 1997.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

     At a meeting of the Board of Directors held on December 8, 1997, a majority of the members of the Board of Directors, including a majority of Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund, in accordance with the recommendation of the Audit Committee of the Board of Directors, selected PriceWaterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations. Price Waterhouse LLP has informed the Fund that it does not have any direct interest or any material indirect financial interest in the Fund.

     The ratification of the selection of independent accountants is to be voted upon at the Meeting and, if no direction is made, it is the intention of the persons named in the accompanying proxy to vote proxies received in favor of ratification of Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting to answer questions from the stockholders and will have an opportunity to make a statement if he or she chooses to do so.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing these proxy materials will be borne by the Fund. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of the Fund; Indocam International Investment Services, the Fund's Investment Adviser, whose principal address is 90, boulevard Pasteur, 75015 Paris France; or Mitchell Hutchins Asset Management, Inc., the Fund's Administrator, whose principal address is 1285 Avenue of the Americas, New York, New York 10019. Shareholder Communications Corporation, a third party solicitation firm, has agreed to provide proxy solicitation services to the Fund at a cost of approximately $5,000. Brokerage houses, banks and other fiduciaries may also be requested to forward these proxy materials to the beneficial owners of Fund shares to obtain authorization for completing the proxies and will be reimbursed by the Fund for their out-of-pocket expenses.


REVOKING PROXIES

     A stockholder signing and returning a proxy has the power to revoke it at any time before it is exercised by filing a written notice of revocation with the Fund's secretary, c/o The France Growth Fund, Inc., 1211 Avenue of the Americas, New York, NY 10036; or by returning a duly executed proxy with a later date before the time of the Meeting; or if a stockholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

     As of February 10, 1998, 15,345,333 shares of Common Stock of the Fund were outstanding. Only stockholders of record on February 10, 1998 are entitled to notice of and to vote at the Meeting. Thirty-three percent (33%) of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will be considered a quorum for the transaction of business.

OTHER BUSINESS

     The Board of Directors knows of no business to be presented for consideration at the Meeting other than the proposals. If other business including any question as to an adjournment of the Meeting is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

                           TRANSACTIONS BY AFFILIATES

     During the fiscal year of the Fund ended December 31, 1997, there were no transactions in the Common Stock of the Investment Adviser, its Parents or Subsidiaries by any officer, Director or nominee for election of Director of the Fund or the Investment Adviser in an amount equal to or exceeding 1% of the outstanding common stock of such entity. Mr. Arvis has indicated ownership of Directors' qualifying shares (less than 1% of the outstanding shares) of Credit Agricole Indosuez. Mr. Simon-Barboux has indicated ownership of one share of stock of Indocam Asset Management International, which is a subsidiary of Credit Agricole Indosuez.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before October 31, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                          Steven M. Cancro
                                          Secretary


Dated: February 26, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW AND HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                          THE FRANCE GROWTH FUND, INC.
             1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Frederick J. Schmidt and Steven M. Cancro as Proxies, each with full power of substitution, and hereby authorizes each of them, with authority in each to act in the absence of the other, to represent and to vote, as designated below, all the shares of Common Stock of The France Growth Fund, Inc. (the 'Fund') held of record by the undersigned on February 10, 1998 at the Annual Meeting of Stockholders of the Fund to be held on April 8, 1998, or any adjournments thereof.

PROPOSALS (Please check one box for each proposal)

The Board of Directors recommends a vote FOR the nominees.

1. ELECTION OF DIRECTORS. The election of Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2001.

    FOR all nominees listed below / /          WITHHOLD AUTHORITY / /
    (except as marked to the contrary below)   to vote for all nominees
                                               listed below

Nominees: Jean A. Arvis, Pierre H.R. Daviron, Jacques Regniez and John W. Spurdle, Jr.

(UNLESS AUTHORITY TO VOTE FOR ANY OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT LISTED BELOW.)

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

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The Board of Directors recommends a vote FOR Proposal 2.

2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

           FOR / /               AGAINST / /              ABSTAIN / /



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 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

3. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a 'Partner.'

                Dated: _____________________________, 1998

                (By) _______________________________________
                                     Signature
                (By) _______________________________________
                                     Signature